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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 28, 2001


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2001, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2001-3, Mortgage Pass-Through Certificates, Series 2001-4).


                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                  333-51332               95-4596514
----------------------------       -----------          ------------------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)



4500 Park Granada
Calabasas, California                                    91302
-----------------------                                ----------
(Address of Principal                                 (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.

     On February 28, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-4. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of February 1, 2001, by and among the Company, CHL and the Trustee.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CWMBS, INC.



                                      By: /s/ Celia Coulter
                                          ------------------
                                          Celia Coulter
                                          Vice President



Dated:  April 20, 2001


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                                 Exhibit Index



Exhibit                                                             Page

99.1.           Pooling and Servicing Agreement,
                dated as of February 1, 2001, by
                and among, the Company, CHL
                and the Trustee.                                      6



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                                 EXHIBIT 99.1



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[insert pooling agreement here]

[insert exhibits here]